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Priority Technology Holdings, Inc. Announces Appointment of
Chief Financial Officer

Alpharetta, GA – September 7, 2022 – Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), a leading payments technology company delivering unified commerce solutions through its payments and banking as a service platform, is pleased to announce the appointment of Tim O’Leary to the position of Chief Financial Officer (CFO). Mr. O’Leary replaces Mike Vollkommer, who will retire on September 16.

“We are excited to have Tim join Priority. His deep experience raising capital for technology companies, coupled with his extensive financial expertise and leadership, make him an excellent fit for this key role at Priority as we continue to achieve great results and execute on our transformative growth strategies,” said Thomas C. Priore, Chairman and CEO of Priority.

“I am very excited to join the Priority team. Having had the opportunity to work with Priority from the capital markets perspective, I remain impressed by their continued strong performance and management team. I look forward to working with such a great group and helping to execute on the company’s growth strategy,” commented O’Leary.

O’Leary has more than 20 years of capital markets and banking experience primarily focused in the technology sector. He most recently served as Managing Director and group head of the Technology, Media and Telecom leveraged finance team at Truist Securities where he led financings for a number of payment and technology companies, including Priority. O’Leary holds an MBA from the Kelley School of Business at Indiana University and a B.A. in Business Administration from Northern Arizona University.

About Priority Technology Holdings, Inc.

Priority is a payments powerhouse driving the convergence of payments and banking. The company has built a single platform to collect, store, and send money that operates at scale. We help our customers take and make payments while managing business and consumer operating accounts to monetize payment networks. Our tailored, agile technology powers high-value, payments products bolstered by our industry-leading personalized support. Additional information can be found at www.PRTH.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, our 2022 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on March 16, 2022 and May 11, 2022, respectively. These filings are available online at www.sec.gov or www.PRTH.com.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.
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